                             SEPARATE ACCOUNT THREE
                        HARTFORD LIFE INSURANCE COMPANY

   SUPPLEMENT DATED NOVEMBER 22, 2006 TO THE PROSPECTUS DATED AUGUST 14, 2006

 The Director M                                             File No. 333-119414
 Director M Platinum                                        File No. 333-119414
 AmSouth Variable Annuity M                                 File No. 333-119414
 The Director M Select                                      File No. 333-119414
 The Huntington Director M                                  File No. 333-119414
 Fifth Third Director M                                     File No. 333-119414
 Wells Fargo Director M                                     File No. 333-119414
 Classic Director M                                         File No. 333-119414
 Director M Ultra                                           File No. 333-119414
 Director M Access                                          File No. 333-119419
 The Director M Edge                                        File No. 333-119415
 The Director M Plus                                        File No. 333-119422
 AmSouth Variable Annuty M Plus                             File No. 333-119422
 The Director M Select Plus                                 File No. 333-119422
 The Director M Outlook                                     File No. 333-119417
 Director M Platinum Outlook                                File No. 333-119417
 AmSouth Variable Annuty M Outlook                          File No. 333-119417
 The Director M Select Outlook                              File No. 333-119417
 Huntington Director M Outlook                              File No. 333-119417
 Wells Fargo Director M Outlook                             File No. 333-119417
 Classic Director M Outlook                                 File No. 333-119417

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

HARTFORD SMALLCAP GROWTH HLS FUND:

At a special meeting of the Shareholders held on October 24, 2006, shareholders of Hartford SmallCap Growth HLS Fund approved a sub-advisory agreement between HL Advisors, LLC, the Hartford SmallCap Growth HLS Fund's investment adviser, and Hartford Investment Management Company to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management Company will serve as an additional sub-adviser to the Hartford SmallCap Growth HLS Fund.

As a result, in the table under the section entitled "The Funds," Hartford Investment Management Company is added as an additional sub-adviser for the Hartford SmallCap Growth HLS Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6054

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             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement resolving the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Pursuant to the terms of the Order, The Hartford agreed to pay $55 million which was distributed to funds that participated in The Hartford's directed brokerage program. The costs associated with the settlement had already been accounted for in reserves established by The Hartford.

IN SECTION 5.a., THE FOURTH SENTENCE IN THE SECOND PARAGRAPH UNDER THE HEADING "CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?" IS DELETED AND REPLACED WITH THE FOLLOWING:

Unless otherwise required by state law, we do not refund any fees or charges deducted during this period.

THE SIXTH PARAGRAPH IN THE SECTION ENTITLED "LEGAL MATTERS" IS DELETED AND REPLACED WITH THE FOLLOWING:

To date, the SEC's and the New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 25, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6058